Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of GETGOLF.COM, LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of GETGOLF.COM, LLC. (the ‘Company’) as of May 31, 2025, and 2024, and the related statements of operations, changes in member’s equity and cash flows for each of the two years ended May 31, 2025, and 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 31, 2025, and 2024, and the results of its operations and its cash flows for each of the two years ended May 31, 2025, and 2024, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company suffered an accumulated deficit of $(189,863). These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regards to these matters are also described in Note 2 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. Communication of critical audit matters does not alter in any way our opinion on the financial statements taken as a whole and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

/S/ Lateef Awojobi

LAO PROFESSIONALS

(PCAOB ID 7057)

Lagos, Nigeria

We have served as the Company’s auditor since 2025.

January 5, 2026

1

GETGOLF.COM, LLC

CONDENSED BALANCE SHEETS

	May 31,	May 31,
	2025	2024

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$4,651	$105,290
Other assets	5,000	–

Total Current Assets	9,651	105,290

TOTAL ASSETS	$9,651	$105,290

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES

Accrued liabilities	$1,154	$2,246

Total Current Liabilities	1,154	2,246

TOTAL LIABILITIES	1,154	2,246

MEMBERS’ EQUITY

Members’ capital	198,360	203,137
Accumulated deficit	(189,863)	(100,093)

Total Members’ Equity	8,497	103,044

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,651	$105,290

The accompanying notes are an integral part of these financial statements

2

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF OPERATION

	For the Years Ended
	May 31, 2025	May 31, 2024

NET REVENUES	$–	$–

OPERATING EXPENSES

Payroll and related expenses	33,587	33,006
Professional fees	5,290	4,600
Other selling, general and administrative	50,893	61,031

Total Operating Expenses	89,770	98,637

LOSS FROM OPERATIONS	(89,770)	(98,637)

OTHER INCOME (EXPENSES)

Interest expense	–	(154)

Total Other Income (Expenses)	–	(154)

LOSS BEFORE INCOME TAXES	(89,770)	(98,791)

INCOME TAX EXPENSE	–	–

NET LOSS	$(89,770)	$(98,791)

The accompanying notes are an integral part of these financial statements

3

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF MEMBERS’ EQUITY

	Members’	Accumulated	Total Members’
	Capital	Earnings (Deficit)	Equity

Balance, May 31, 2023	$212,427	$(1,302)	$211,125

Distributions to members	(9,260)	–	(9,290)

Net loss for the year ended May 31, 2024	–	(98,791)	(98,791)

Balance, May 31, 2024	$203,137	$(100,093)	$103,044

Distributions to members	(4,777)	–	(4,777)

Net loss for the year ended May 31, 2025	–	(89,770)	(89,770)

Balance, May 31, 2025	$198,360	$(189,863)	$8,497

The accompanying notes are an integral part of these financial statements

4

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF CASH FLOWS

	For the Years Ended
	May 31, 2025	May 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(89,770)	$(98,791)
Adjustments to reconcile net income to net cash used by operating activities:
Changes in operating assets and liabilities:
Other assets	(5,000)	–
Accounts payable and accrued liabilities	(1,092)	1,915

Net Cash Used in Operating Activities	(95,862)	(96,876)

CASH FLOWS FROM INVESTING ACTIVITIES:	–	–

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions to members	(4,777)	(9,290)

Net Cash Used in Financing Activities	(4,777)	(9,290)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(100,639)	(106,166)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	105,290	211,456

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,651	$105,290

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:
Interest	$–	$–
Income taxes	$–	$–

The accompanying notes are an integral part of these financial statements

5

GETGOLF.COM, LLC

Notes to the Condensed Financial Statements

NOTE 1 – ORGANIZATION AND BUSINESS OPERATIONS

GetGolf.com, LLC (the “Company”) was organized as a limited liability company under the laws of the State of Arizona on March 15, 2010. The Company operates with the principal business objective of accumulating assets within the golf industry, particularly golf courses and related activities. See Note 6 – Subsequent Events for description of future acquisitions.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company are presented in accordance with generally accepted accounting principles in the United States of America and are presented in US Dollars. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary in order to make the financial statements not misleading, have been included. The Company’s fiscal year end is May 31.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. At May 31, 2025, the Company had an accumulated deficit of $189,863. This deficit raises substantial doubt regarding the Company’s ability to continue as a going concern.

To date the Company has funded its operations through contributions of equity from its sole member. Without these continued contributions, there is doubt as to the Company’s ability to continue operations. The Company is attempting to improve these conditions by way of financial assistance through the issuance of additional equity. Also, the Company is working on the acquisition of business assets within the golf industry. This should generate revenues through the sales of products and services.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value because of the short maturity of these instruments.

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Income Taxes

Income taxes are accounted for under the assets and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

Recently Issued Accounting Pronouncements

The Company has reviewed accounting pronouncements issued during the past two years and have adopted any that are applicable to the Company. We have determined that none had a material impact on our financial position, results of operations, or cash flows for the periods presented in this report.

Expense Recognition

The Company recognizes expenses in the period in which they are incurred, consistent with the accrual basis of accounting. Costs are recorded when the related goods or services are received, or when an obligation is otherwise incurred, regardless of when cash payments are made.

NOTE 3 – OTHER ASSETS

Other assets consist of a prepayment to Stand By Golf as part of the acquisition agreement described in subsequent events.

NOTE 4 – ACCRUED LIABILITIES

Accrued liabilities consist of a balance due on a Company credit card. The card is used for expenses incurred during the regular operations of the business.

NOTE 5 – MEMBERS’ EQUITY

The company is a limited liability company with one owner member. The owner member takes distributions from time to time which are shown as distributions to members on the Statement of Members’ Equity.

NOTE 6 – SUBSEQUENT EVENTS

On August 6, 2025, the Company entered into an option agreement to acquire Mountain Brook Golf Club located in Gold Canyon, Arizona for an anticipated purchase price of $15,000,000.

On August 6, 2025, the Company entered into an asset purchase agreement to acquire Apache Creek Golf Club located in Apache Junction, Arizona for an anticipated purchase price of $2,500,000.

On September 3, 2025, the Company entered into an asset purchase agreement to acquire Stand By Golf of the Southwest, LLC, an Arizona limited liability for an anticipated purchase price of $5,000,000.

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On June 10, 2025 the Company issued a promissory note to the majority owner of the company in the amount of $20,000. The note bears interest at the rate of 5% per annum and is due on June 9, 2026.

On October 20, 2025, Marc Angell, the Chief Executive Officer and controlling shareholder of The Marquie Group, Inc. (“TMGI”), and Jacquie Angell, entered into a Purchase Agreement, as amended (the “Purchase Agreement”) with GetGolf.com (“GetGolf”), for $500,000 payable over 12 months, with respect to the sale of: (i) 200 Series A Preferred shares of TMGI (the Series A Shares”), which Series A Shares have 80% of the vote of all classes of voting stock of TMGI at all times, and (ii) that certain promissory note issued by the Company, in the name of Jacquie Angell in the principal amount of $2,000,000; and (iii) the return to treasury 666,700 held by the Angell Family Trust. Pursuant to the terms of the Purchase Agreement, the Series A Shares will be returned to treasury and reissued to the incoming Chief Executive Officer and Directors. Also, pursuant to the Purchase Agreement, Marc and Jacquie Angell will retain all rights, title and interest to the trademarks, copyrights and other intellectual property pertaining to the Music of Your Life brand, and GetGolf will assign and transfer to TMGI all rights, title and ownership interest in Stand By Golf, Mountain Brook Golf Club and Apache Creek Golf Club as described above.

8

GETGOLF.COM, LLC

CONDENSED BALANCE SHEETS

(UNAUDITED)

	August 31	May 31,
	2025	2025

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$26,933	$4,651
Other assets	5,000	5,000

Total Current Assets	31,933	9,651

TOTAL ASSETS	$31,933	$9,651

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued liabilities	$2,123	$1,154
Note payable to related party	20,000	–

Total Current Liabilities	22,123	1,154

TOTAL LIABILITIES	22,123	1,154

MEMBERS’ EQUITY

Members’ capital	221,325	198,360
Accumulated deficit	(211,515)	(189,863)

Total Members’ Equity	9,810	8,497

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$31,933	$9,651

The accompanying notes are an integral part of these unaudited financial statements

9

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF OPERATION

(UNAUDITED)

	For the Three Months Ended
	August 31, 2025	August 31, 2024

NET REVENUES	$–	$–

OPERATING EXPENSES

Payroll and related expenses	8,317	8,312
Professional fees	–	1,553
Other selling, general and administrative	13,110	12,771

Total Operating Expenses	21,426	22,636

LOSS FROM OPERATIONS	(21,426)	(22,636)

OTHER INCOME (EXPENSES)

Interest expense	(225)	–

Total Other Income (Expenses)	(225)	–

LOSS BEFORE INCOME TAXES	(21,651)	(22,636)

INCOME TAX EXPENSE	–	–

NET LOSS	$(21,651)	$(22,636)

The accompanying notes are an integral part of these unaudited financial statements

10

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF MEMBERS’ EQUITY (Deficit)

(UNAUDITED)

	Members’	Accumulated	Total Members’ Equity
	Capital	Earnings (Deficit)	(Deficit)

Balance, May 31, 2025	$198,360	$(189,863)	$8,497

Contributions from members	22,965	–	22,965

Net loss for the three months ended August 31, 2025	–	(21,651)	(21,651)

Balance, August 31, 2025	$221,325	$(211,515)	$9,810

The accompanying notes are an integral part of these unaudited financial statements

11

GETGOLF.COM, LLC

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended
	August 31, 2025	August 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(21,651)	$(22,636)
Adjustments to reconcile net income to net cash used by operating activities:
Changes in operating assets and liabilities:
Other assets	–	–
Accounts payable and accrued liabilities	969	(1,030)

Net Cash Used in Operating Activities	(20,682)	(23,666)

CASH FLOWS FROM INVESTING ACTIVITIES:	–	–

CASH FLOWS FROM FINANCING ACTIVITIES:

Contributions from (distributions to) members	22,965	(1,428)
Proceeds from notes payable related party	20,000	–

Net Cash Provided by (Used in) Financing Activities	42,965	(1,428)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	22,283	(25,094)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,651	105,290

CASH AND CASH EQUIVALENTS, END OF PERIOD	$26,934	$80,196

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:
Interest	$–	$–
Income taxes	$–	$–

The accompanying notes are an integral part of these unaudited financial statements

12

GETGOLF.COM, LLC

Notes to the Unaudited Condensed Financial Statements

NOTE 1 – FINANCIAL PERIODS FOR FINANCIAL STATEMENTS

In the opinion of management, the accompanying unaudited condensed financial statements contain all adjustments necessary to present fairly the financial position of the Company as of August 31, 2025, the results of operations for the three months ended August 31, 2025 and 2024 and statements of cash flows for the three months ended August 31, 2025 and 2024. These results are not necessarily indicative of the results to be expected for the full year. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The unaudited financial statements included herein should be reviewed in conjunction with the audited financial statements and notes thereto included in the Company’s 8-K. The following notes relate to the stub period ended August 31, 2025.

NOTE 2 – NOTE PAYABLE TO RELATED PARTY

On June 10, 2025 the Company issued a promissory note to the owner member of the company in the amount of $20,000. The note bears interest at the rate of 5% per annum and is due on June 9, 2026.

NOTE 3 – SUBSEQUENT EVENTS

On August 6, 2025, the Company entered into an option agreement to acquire Mountain Brook Golf Club located in Gold Canyon, Arizona for an anticipated purchase price of $15,000,000. Although the option agreement was executed during the reporting period, the transfer of consideration did not occur as of the August 31, 2025 balance sheet date. As a result, no purchase price was recognized, and no acquisition-related assets or liabilities have been recorded. The Company expects the consideration to be transferred and the acquisition to be accounted for as a business combination upon the closing of the transaction. Management will recognize the identifiable assets acquired, liabilities assumed, and any resulting goodwill or gain from a bargain purchase at the date on which control is obtained.

On August 6, 2025, the Company entered into an asset purchase agreement to acquire Apache Creek Golf Club located in Apache Junction, Arizona for an anticipated purchase price of $2,500,000. Although the option agreement was executed during the reporting period, the transfer of consideration did not occur as of the August 31, 2025 balance sheet date. As a result, no purchase price was recognized, and no acquisition-related assets or liabilities have been recorded. The Company expects the consideration to be transferred and the acquisition to be accounted for as a business combination upon the closing of the transaction. Management will recognize the identifiable assets acquired, liabilities assumed, and any resulting goodwill or gain from a bargain purchase at the date on which control is obtained.

On September 3, 2025, the Company entered into an asset purchase agreement to acquire Stand by Golf of the Southwest, LLC, an Arizona limited liability for an anticipated purchase price of $5,000,000. Although the option agreement was executed during the reporting period, the transfer of consideration did not occur as of the August 31, 2025 balance sheet date. As a result, no purchase price was recognized, and no acquisition-related assets or liabilities have been recorded. The Company expects the consideration to be transferred and the acquisition to be accounted for as a business combination upon the closing of the transaction. Management will recognize the identifiable assets acquired, liabilities assumed, and any resulting goodwill or gain from a bargain purchase at the date on which control is obtained.

On October 20, 2025, Marc Angell, the Chief Executive Officer and controlling shareholder of The Marquie Group, Inc. (“TMGI”), and Jacquie Angell, entered into a Purchase Agreement, as amended (the “Purchase Agreement”) with GetGolf.com (“GetGolf”), for $500,000 payable over 12 months, with respect to the sale of: (i) 200 Series A Preferred shares of TMGI (the Series A Shares”), which Series A Shares have 80% of the vote of all classes of voting stock of TMGI at all times, and (ii) that certain promissory note issued by the Company, in the name of Jacquie Angell in the principal amount of $2,000,000; and (iii) the return to treasury 666,700 held by the Angell Family Trust. Pursuant to the terms of the Purchase Agreement, the Series A Shares will be returned to treasury and reissued to the incoming Chief Executive Officer and Directors. Also, pursuant to the Purchase Agreement, Marc and Jacquie Angell will retain all rights, title and interest to the trademarks, copyrights and other intellectual property pertaining to the Music of Your Life brand, and GetGolf will assign and transfer to TMGI all rights, title and ownership interest in Stand By Golf, Mountain Brook Golf Club and Apache Creek Golf Club as described above.

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were issued and determined there are no additional material events requiring disclosure.

13

THE MARQUIE GROUP, INC.

AND GETGOLF.COM, LLC

Proforma Condensed Combined Balance Sheets

(Unaudited)

	The Marquie Group, Inc.	GetGolf.com, LLC		Pro Forma
	August 31,	August 31,		August 31,
	2025	2025	Adjustments	2025

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$41,007	$26,933	$–	$67,940
Accounts receivable	22,960	–	–	22,960
Other assets	–	5,000	–	5,000

Total Current Assets	63,967	31,933	–	95,900

OTHER ASSETS

Investment in Acquisition	2,500,000	–	–	2,500,000
Loans receivable, related party	35,237	–	–	35,237
Music inventory, net of accumulated depreciation of $21,854	414	–	–	414
Trademark costs	11,165	–	–	11,165

Total Other Assets	2,546,816	–	–	2,546,816

TOTAL ASSETS	$2,610,783	$31,933	$–	$2,642,716

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued liabilities	123,636	2,123	–	125,759
Accrued interest payable on note payable	934,518	–	–	934,518
Notes payable	635,801	–	–	635,801
Derivative liability	63,448	–	–	63,448
Notes payable to related parties	2,616,792	20,000	–	2,636,792

Total Current Liabilities	4,374,195	22,123	–	4,396,318

TOTAL LIABILITIES	4,374,195	22,123	–	4,396,318

STOCKHOLDERS’ AND MEMBERS’ EQUITY

Members’ capital	–	237,427	(237,427)	–
Contributions (distributions)	–	(16,102)	16,102	–
Preferred Stock, $0.0001 par value; 20,000,000 shares authorized, 200 shares issued and outstanding	–	–	–	–
Common stock, $0.0001 par value; 5,000,000 shares authorized, 4,121,479 shares issued and outstanding	411	–	–	411
Additional paid-in-capital	16,478,194	–	9,810	16,488,004
Accumulated deficit	(18,242,017)	(211,515)	211,515	(18,242,017)

Total Stockholders’ and Members’ Equity	(1,763,412)	9,810	–	(1,753,602)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,610,783	$31,933	$–	$2,642,716

14

Purchase Agreement

On October 20, 2025, Marc Angell, the Chief Executive Officer and controlling shareholder of The Marquie Group, Inc. (“TMGI”), and Jacquie Angell, entered into a Purchase Agreement, as amended (the “Purchase Agreement”) with GetGolf.com (“GetGolf”), for $500,000 payable over 12 months, with respect to the sale of: (i) 200 Series A Preferred shares of TMGI (the Series A Shares”), which Series A Shares have 80% of the vote of all classes of voting stock of TMGI at all times, and (ii) that certain promissory note issued by the Company, in the name of Jacquie Angell in the principal amount of $2,000,000; and (iii) the return to treasury 666,700 held by the Angell Family Trust.

For financial reporting purposes, the transaction will be accounted for as a “reverse merger” rather than a business combination, because GetGolf effectively controls the combined companies immediately following the transaction. As such, GetGolf is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition of TMGI. Accordingly, the assets and liabilities and the historical operations of TMGI will be reflected in the ongoing financial statements of GetGolf. TMGI’s capital accounts and retained earnings will be carried forward, thus, the capital accounts and retained earnings of GetGolf have been eliminated in the Proforma Condensed Combined Balance Sheets above.

15